UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported) July 1,  2006
                                                        --------------

                    Island  Residences  Club,  Inc.
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             (Exact name of registrant as specified in its charter)

               DE                    000-49978                   20-2443790
               --                    ---------                   ----------
(State  or  other  jurisdiction     (Commission                (IRS Employer
       of  incorporation)           File  Number)           Identification  No.)

      1769-203  Jamestown  Road,  Williamsburg,  VA              23185
      ---------------------------------------------              -----
        (Address of principal executive offices)               (Zip Code)

Registrant's  telephone  number,  including  area  code    (757)  927-6848
                                                           ---------------

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written  communications  pursuant  to  Rule  425  under the Securities Act

[ ] Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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Item  1.01  Entry into a Material Definitive Agreement

On June 9, 2006, we reported that on June 7, 2006, we appointed Julian James Bristow as the Company's Chief Operating Officer and Vice President of Operations and Bettina Pfeiffer as the Company's Vice President of Sales & Marketing for the Company for a period of one-year beginning July 1, 2006. Effective July 1, 2006, we entered into employment agreements with both of these individuals for a term of one year. Both agreements provide for compensation of $2,000 per month during the employment term.

These agreements have been filed as exhibits to this Form 8-K.

Mr. Bristow is the son of Graham J. Bristow, Chief Executive Officer, director and majority shareholder of the Company.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1 Employment Agreement with Julian James Bristow
10.2 Employment Agreement with Bettina Pfeiffer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5,  2006

(Registrant):  Island  Residences  Club,  Inc.
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 (Signature):  /s/Graham  Bristow
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               Graham  Bristow,  Chief  Executive  Officer